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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: December 2, 1998


                                STAR BUFFET, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                    000-23099               84-14307896
        --------                    ---------               -----------
(State or other jurisdiction       (Commission      (IRS Employer Identification
    of incorporation)              File Number)               Number)


               1312 N. Scottsdale Road, Scottsdale, Arizona 85257
                    (Address of principal executive offices)

                                  (602)425-0397
              (Registrant's telephone number, including area code)

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Item 5.  Other Events

        On December 2, 1998, the Registrant received the resignation of Stuart Clifton from its Board of Directors effective December 2, 1998 and additionally on December 2, 1998 the Board of Directors appointed Robert Wheaton as Chairman of the Board of Registrant.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       STAR BUFFET, INC.

Date:   December 10, 1998              By: /s/ ROBERT E. WHEATON
                                           ---------------------
                                           Robert E. Wheaton
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

        The following exhibits are attached hereto and incorporated herein by reference:

Exhibit Number
--------------

     None.